PROVIDENT

Provident Financial Holdings, Inc.

Third Quarter of Fiscal 2017

March 31, 2017

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2017 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$18.65
52-Week Range:	$16.81 - $20.66
Shares Outstanding:	7,885,547 shares
Market Capitalization:	$147.1 million
P/E (ttm):	22.47x
Diluted EPS (ttm):	$0.83
Annual Dividend & Yield:	$0.52 (2.79%)
As of March 31, 2017	

Franchise Overview



Northern California:
Pleasanton
Livermore and Roseville
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- **Largest independent community bank headquartered in Riverside County, California**
- **Expanding customer base and market**
- **Eighth largest deposit market share in Riverside County; largest deposit market share of community banks**
- **Strong mortgage operations**

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Atascadero
- Brea
- Carlsbad
- Escondido
- Glendora
- Livermore
- Rancho Cucamonga
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville
- Santa Barbara

Financial Performance

Developments

- Net Interest Income increases by 9%
- Net Interest Margin expands by 20 basis points
- Non-Interest Income decreases by 19%
- Operating Expenses decline by 5%

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$7.6
$7.9
$8.8
$9.1
$9.1
$8.6
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17

Non-Interest Income



(In Millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.6
$6.0
$1.3
$7.1
$1.2
$9.4
$1.3
$8.0
$1.3
$6.5
$1.4
$5.4
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$16.0
$15.0
$14.0
$13.0
$12.0
$11.0
$10.0
$13.9
$14.5
$15.6
$15.6
$14.7
$13.8
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17

PROVIDENT Provident Financial Holdings, Inc.

Financial Performance

Pre-Provision, Pre-Tax Earnings



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$1.3
$1.9
$3.8
$2.7
$2.2
$1.7
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17

Pre-Tax Income – Operating Segments



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
-$1.0
$2.2
$(0.5)
$2.0
$0.5
$2.7
$1.7
$1.7
$1.2
$2.9
$(0.3)
$2.4
$(0.6)
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Community Banking
Mortgage Banking

Quarterly Net Income



(In Millions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.0
$1.5
$2.6
$1.6
$1.5
$1.1
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17

Diluted Earnings Per Share



$0.40
$0.30
$0.20
$0.10
$0.00
$0.11
$0.18
$0.31
$0.20
$0.18
$0.14
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17

Financial Ratios

Net Interest Margin



4.00%
3.00%
2.00%
1.00%
0.00%
2.68%
2.80%
3.10%
3.08%
3.09%
3.00%
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17

Efficiency Ratio



100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
91.26%
88.67%
80.38%
85.23%
86.71%
89.18%
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17

Return on Average Assets



1.00%
0.75%
0.50%
0.25%
0.00%
0.34%
0.51%
0.87%
0.53%
0.50%
0.39%
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17

Return on Average Equity



10.00%
7.50%
5.00%
2.50%
0.00%
2.83%
4.36%
7.61%
4.79%
4.53%
3.46%
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17

Community Banking

Developments

- Loans Held for Investment grow at 6% annualized pace for March 2017 quarter
- Loans Held for Investment yield increases by 8 basis points (as of March 31, 2017)
- Preferred Loans grow at 6% annualized pace for March 2017 quarter
- Single-Family Loans grow for second consecutive quarter
- Higher cost Time Deposit balances continue to decline
- Deposit costs decrease by 8 basis points (as of March 31, 2017)

Loan to Investment Mix



$1,000
$800
$600
$400
$200
$0
(In Millions)
$24
$33
$52
$47
$44
$51
$814
$806
$840
$854
$868
$881
12/31/15
03/31/16
06/30/16
09/30/16
12/31/16
3/31/17
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$700
$600
$500
$400
$300
$200
$100
$0
(In Millions)
70%
60%
50%
40%
30%
20%
10%
0%
58%
58%
61%
63%
64%
64%
$475
$474
$519
$545
$554
$563
$344
$336
$324
$313
$317
$320
12/31/15
03/31/16
06/30/16
09/30/16
12/31/16
3/31/17
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

Provident Bank Loan Originations and Purchases



(In Millions)
$80
$60
$40
$20
$0
$45
$35
$70
$47
$48
$39
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 03/31/17	Interest Rate	Balance as of 03/31/16	Interest Rate
Single-Family	$ 319,714	3.94%	$ 335,797	3.51%
Multi-Family	459,180	4.05%	378,871	4.26%
Commercial Real Estate	96,364	4.63%	93,384	4.85%
Construction	16,552	5.75%	9,679	5.42%
Other	241	5.57%	72	6.25%
Commercial Business	668	6.11%	452	6.57%
Consumer	126	13.48%	230	10.13%
Total Loans Held for Investment	$ 892,845	4.11%	$ 818,485	4.03%
Undisbursed Loan Funds	(9,468)		(8,648)	
Advance payments of escrows	165		247	
Deferred Loan Costs, net	5,243		3,683	
Allowance for Loan Losses	(8,275)		(8,200)	
Total Loans Held for Investment, net	$ 880,510		$ 805,567	

Loan Composition as of 03/31/17



Other 0%
Construction 2%
Commercial Business 0%
Commercial Real Estate 11%
Consumer 0%
Single-Family 36%
Multi-Family 51%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Community Banking

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$91
$91
$91
$146
$111
$111
$322
$317
$309
$302
$289
$281
$596
$610
$618
$642
$639
$658
12/31/15
03/31/16
06/30/16
09/30/16
12/31/16
03/31/17
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)		At 03/31/2017	Rate		At 03/31/2016	Rate
Checking Accounts - Non Interest-Bearing	$	76,795	- %	$	68,748	- %
Checking Accounts - Interest-Bearing		258,197	0.11%		240,502	0.15%
Savings Accounts		290,158	0.20%		269,909	0.26%
Money Market Accounts		32,648	0.21%		31,171	0.26%
Time Deposits		280,508	0.98%		316,735	1.03%
Total Deposits	$	938,306	0.39%	$	927,065	0.47%
Brokered Deposits included above	$	1,567	3.88%	$	3,039	3.76%

Deposit Composition at 03/31/17



8%
28%
30%
3%
31%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowing Maturity Schedule

Category (Dollars In Thousands)		At 03/31/2017	Rate		At 03/31/2016	Rate
Overnight	$	-	-	$	-	-
Three Months or Less		-	-		-	-
Over Three to Six Months		-	-		-	-
Over Six to Twelve Months		10,017	3.01%		-	-
Over One to Two Years		-	-		10,042	3.02%
Over Two to Three Years		10,000	1.53%		-	-
Over Three to Four Years		20,000	3.85%		10,000	1.53%
Over Four to Five Years		21,227	2.08%		20,000	3.85%
Over Five Years		50,000	2.36%		51,275	2.55%
Total Borrowings	$	111,244	2.56%	$	91,317	2.78%

Asset Quality

Developments

- Non-Performing Assets to Total Assets Ratio decreases to 0.97% at March 31, 2017
- REO activity remains limited
- Allowance for Loan Losses decreases to $8.3 million at March 31, 2017
- Early-Stage Delinquencies very low at $978,000

NPA, NPA to Total Assets and ALLL to LHI Ratios



$20,000
$15,000
$10,000
$5,000
$0
(In Thousands)
2.00%
1.50%
1.00%
0.50%
0.00%

	12/31/15	03/31/16	06/30/16	09/30/16	12/31/16	03/31/17
Non-Performing Assets	$17,100	$15,426	$13,015	$13,509	$13,014	$11,620
NPA to Total Assets	1.47%	1.31%	1.11%	1.09%	1.09%	0.97%
ALLL to LHI	1.07%	1.01%	1.02%	1.01%	0.96%	0.93%

Recovery from Allowance for Loan Losses



(In Thousands)
$200
$-
$(200)
$(400)
$(600)
$(800)
$(362)
$(694)
$(621)
$(150)
$(350)
$(165)
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17

Non-Performing Asset Composition 03/31/17



24%
0%
0%
0%
2%
3%
71%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$8,768
$8,200
$8,670
$8,725
$8,391
$8,275
12/31/15
03/31/16
06/30/16
09/30/16
12/31/16
3/31/17

ALLL Allocation as of 03/31/17



Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer
47%
41%
11%
1%
0%
0%
0%

Delinquent and Non-Performing Loans

	At March 31, 2017				At March 31, 2016			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	3	$978	29	$8,533	5	$1,508	36	$10,657
Multi-Family	-	-	1	372	-	-	4	2,404
Commercial Real Estate	-	-	1	201	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	1	83	-	-	1	98
Consumer Loans	-	-	1	-	1	-	-	-
Total	3	$ 978	33	$ 9,189	6	$1,508	41	$ 13,159

Net Charge-Offs (Recoveries)



(In Thousands)
$200
$-
$(200)
$(400)
$(600)
$(800)
$(1,000)
$(1,200)
$(96)
$(126)
$(1,091)
$(205)
$(16)
$(49)
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17

Asset Quality

Geographic Location

Category	Inland Empire Balance	Inland Empire Percentage	Southern California [1] Balance	Southern California [1] Percentage	Other California Balance	Other California Percentage	Other States Balance	Other States Percentage	Total Balance	Total Percentage
Single-Family	$97,296	30%	$162,558	51%	$58,628	18%	$1,232	1%	$319,714	100%
Multi-Family	73,091	16%	275,585	60%	107,716	23%	2,788	1%	$459,180	100%
Commercial Real Estate	33,412	35%	39,855	41%	23,097	24%	-	0%	$96,364	100%
Construction	4,143	25%	8,874	54%	3,535	21%	-	0%	$16,552	100%
Other	220	91%	21	9%	-	0%	-	0%	$241	100%
Total	$208,162	23%	$486,893	54%	$192,976	22%	$4,020	1%	$892,051	100%

[1] Other than Inland Empire.

Geographic Location 03/31/17



1%
23%
22%
54%
Inland Empire
Southern California (1)
Other California
Other States

[1] Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2009 & Prior	2010	2011	2012	2013	2014	2015	2016	YTD 2017	TOTAL
Loan Balance (in Thousands)	$195,502	$118	$982	$3,203	$2,815	$12,844	$15,455	$49,305	$26,902	$307,126
Weighted Avg. LTV (1)	64%	67%	62%	57%	45%	67%	69%	67%	74%	65%
Weighted Avg. Age (in Years)	11.28	6.37	5.67	4.68	3.75	2.66	1.79	0.75	0.07	7.61
Weighted Avg. FICO (2)	730	700	711	742	756	746	740	746	750	736
Number of Loans	623	1	4	15	22	29	22	83	40	839
Geographic Breakdown (%)										
Inland Empire	32%	100%	58%	11%	43%	49%	21%	25%	23%	30%
Southern California (3)	55%	0%	42%	37%	28%	24%	51%	44%	61%	52%
Other California	12%	0%	0%	52%	29%	27%	28%	31%	16%	18%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2009 & Prior	2010	2011	2012	2013	2014	2015	2016	YTD 2017	TOTAL
Loan Balance (in Thousands)	$28,071	-	$6,862	$21,618	$71,783	$82,859	$87,376	$138,367	$22,244	$459,180
Weighted Avg. LTV (1)	44%	-	53%	52%	54%	54%	54%	49%	60%	52%
Weighted Avg. Debt Coverage Ratio (2)	1.54x	-	1.57x	1.79x	1.68x	1.66x	1.62x	1.67x	1.59x	1.65x
Weighted Avg. Age (in Years)	11.64	-	5.49	4.57	3.65	2.71	1.74	0.74	0.09	2.63
Weighted Avg. FICO (2)	693	-	768	722	763	765	757	756	762	753
Number of Loans	60	-	9	24	97	101	127	155	30	603
Geographic Breakdown (%)										
Inland Empire	29%	-	7%	16%	31%	12%	17%	9%	10%	16%
Southern California (3)	53%	-	78%	50%	49%	54%	64%	66%	81%	60%
Other California	8%	-	15%	34%	20%	34%	19%	25%	9%	23%
Other States	10%	-	0%	0%	0%	0%	0%	0%	0%	1%
	100%	-	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2009 & Prior	2010	2011	2012	2013	2014	2015	2016	YTD 2017	TOTAL (4)(5)
Loan Balance (in Thousands)	$ 2,952	$ 344	-	$ 12,959	$13,737	$ 22,613	$ 22,320	$ 18,254	$ 3,185	$96,364
Weighted Avg. LTV (1)	45%	54%	-	48%	46%	45%	42%	51%	42%	46%
Weighted Avg. Debt Coverage Ratio (2)	1.47x	1.25x	-	1.89x	1.70x	1.94x	1.79x	1.58x	1.88x	1.78x
Weighted Avg. Age (in Years)	12.74	6.85	-	4.49	3.69	2.65	1.71	0.85	0.19	2.73
Weighted Avg. FICO (2)	696	703	-	752	759	756	755	759	778	755
Number of Loans	8	2	-	11	19	28	28	24	4	124
Geographic Breakdown (%)										
Inland Empire	87%	50%	-	74%	26%	36%	28%	11%	31%	35%
Southern California (3)	13%	50%	-	26%	45%	45%	32%	63%	31%	41%
Other California	0%	0%	-	0%	29%	19%	40%	26%	38%	24%
Other States	0%	0%	-	0%	0%	0%	0%	0%	0%	0%
	100%	-	-	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.
(4) Comprised of the following: $39.1 million in Mixed Use; $14.7 million in Retail; $11.6 million in Office; $9.9 million in Mobile Home Parks; $6.0 million in Warehouse; $5.0 million in Medical/Dental Office; $4.1 million in Mini-Storage; $2.7 million in Restaurant/Fast Food; $1.7 million in Light Industrial/Manufacturing; and $1.6 million in Automotive – Non-Gasoline.
(5) Consisting of $88.9 million or 92.3% in investment properties and $7.5 million or 7.7% in owner occupied properties.

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

Developments

- Loan Origination Volume decreases 40% to $336.6 million (sequential quarter)
- Gain on Sale of Loans decreases 17% to $5.4 million (sequential quarter)
- Gross Locked Pipeline increases 27% to $163.3 million (sequential quarter)
- Loan Sale Margin increases 19 basis points to 158 basis points (sequential quarter)

PBM Loan Originations


(In Millions)
$1,000
$800
$600
$400
$200
$0
$8
$473
$12
$393
$12
$557
$11
$647
$18
$542
$19
$318
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Saleable
Portfolio

PBM Locked Pipeline


(In Thousands)
$400,000
$300,000
$200,000
$100,000
$0
40%
30%
20%
10%
0%
29%
31%
37%
33%
27%
28%

	12/31/15	03/31/16	06/30/16	09/30/16	12/31/16	03/31/17
Gross Locked Pipeline	$139,214	$226,371	$290,792	$257,964	$128,917	$163,305
Net Locked Pipeline (1)	$98,763	$155,615	$181,780	$173,937	$94,354	$117,993
Fall-Out Ratio	29%	31%	37%	33%	27%	28%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance


100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	Q2FY16	Q3FY16	Q4FY16	Q1FY17	Q2FY17	Q3FY17
Refinance	47%	48%	48%	58%	55%	38%
Purchase	53%	52%	52%	42%	45%	62%

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

Gain on Sale of Loans



(In Thousands)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$6,044
$7,145
$9,408
$7,996
$6,478
$5,395
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17

Loan Sale Margin



2.00%
1.50%
1.00%
0.50%
0.00%
1.40%
1.40%
1.57%
1.61%
1.61%
1.61%
1.25%
1.25%
1.39%
1.39%
1.58%
1.57%
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Provision (Recovery)



(In Thousands)
$200
$150
$100
$50
$0
-$50
-$100
$30
$119
$3
$0
($30)
($9)
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17

Recourse Reserve



(In Thousands)
$1,000
$750
$500
$250
$0
$768
$887
$453
$453
$412
$403
12/31/15
03/31/16
06/30/16
09/30/16
12/31/16
3/31/17

Capital Management

Developments

- Bank Capital Ratios remain strong
- 2.79% cash dividend yield (approximately)
- Repurchased approximately 90,000 shares of common stock

Stock Repurchase Plan Activity



(# of Shares)
300,000
250,000
200,000
150,000
100,000
50,000
-
90,955
205,750
229,633
60,236
85,800
89,819
Q2FY2016
Q3FY2016
Q4FY2016
Q1FY2017
Q2FY2017
Q3FY2017

Bank Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	12/31/15	03/31/16	06/30/16	09/30/16	12/31/16	3/31/17
Tier 1 Leverage Ratio	9.85%	10.06%	10.29%	9.32%	9.50%	9.79%
CET1 Ratio	16.18%	16.63%	16.16%	14.43%	15.43%	16.10%
Tier 1 Risk-Based Capital Ratio	16.18%	16.63%	16.16%	14.43%	15.43%	16.10%
Total Risk-Based Capital Ratio	17.43%	17.82%	17.36%	15.57%	16.58%	17.28%

Value Proposition



Stock Price to Tangible Book Value Multiple
2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	06/30/15	09/30/15	12/31/15	03/31/16	06/30/16	09/30/16	12/31/16	03/31/17
Price/ TBV	1.02x	1.02x	1.14x	1.03x	1.09x	1.17x	1.21x	1.12x